Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Bodisen Biotech, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 16, 2005                                  /s/ Wang Qiong
                                                     ---------------------------
                                                     Wang Qiong
                                                     Chief Executive Officer


Date:  May 16, 2005                                  /s/ Shuiwang Wei
                                                     ---------------------------
                                                     Shuiwang Wei
                                                     Chief Financial Officer